Exhibit 13.2

Certification of Chief Financial Officer pursuant to

Title 18, United States Code, Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, James Vandeberg, Chief Financial Officer of Reg Technologies Inc.., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

1.	The Annual Report on Form 20-F of Reg Technologies Inc. for the year ended April 30, 2012 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Reg Technologies Inc.

Date: September 12, 2012	/s/ James Vandeberg
James Vandeberg
(Chief Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Reg Technologies Inc. and will be retained by Reg Technologies Inc. and furnished to the Securities and Exchange Commission or its staff upon request.